Initial Public Offering	8 Months Ended
Dec. 31, 2020
Panacea Acquisition Corp
Initial Public Offering (Details) [Line Items]
INITIAL PUBLIC OFFERING
NOTE 3. INITIAL PUBLIC OFFERING
Pursuant to the Initial Public Offering, the Company sold 14,375,000 Units, which includes the full exercise by the underwriters of their option to purchase an additional 1,875,000 Units, at a purchase price of $10.00 per Unit. Each Unit consists of one share of Class A common stock and one-third
of one redeemable warrant (“Public Warrant”). Each whole Public Warrant entitles the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment (see Note 7).